SUB-ITEM 77Q1: Exhibits

Exhibit - 77Q1(a): Copies of any material amendments to the registrant's charter or by-laws:

Amendment No. 1 to the By-Laws effective December 14, 2015 is hereby incorporated by reference to Exhibit (b)(2) in Registrant's Post-Effective Amendment No. 7 filed with the
Commission on February 24, 2016
(Accession No. 0001193125-16-475747).